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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors of
NetManage, Inc.:

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 1998, included in NetManage, Inc.'s Form 10-K for the year ended December 31, 1997.





                                            Arthur Andersen LLP

San Jose, California
August 26, 1998